Exhibit 32.1

                         IDI Global, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      We, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   March 29, 2004          /s/ Kevin R. Griffith
                                __________________________________________
                                Kevin R. Griffith
                                Chief Executive Officer



                                /s/ Paul D. Watson
Date:   March 29, 2004          ____________________________________
                                Paul D. Watson
                                Chief Financial Officer